Barings Participation Investors

Report for the Six Months Ended June 30, 2023

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
Boston, Massachusetts 02110
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02111
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solution, Inc., formerly known as DST System, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://www.barings.com/mpv; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://www.barings.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors
TO OUR SHAREHOLDERS
July 31, 2023
We are pleased to present the June 30, 2023 Quarterly Report of Barings Participation Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.32 per share, payable on September 8, 2023, to shareholders of record on August 28, 2023. This represents an increase of $0.04 per share or 14.3% over the previous dividend of $0.28 per share and the fourth consecutive quarterly increase. The Trust earned $0.35 per share of net investment income, net of taxes, for the second quarter of 2023, compared to $0.40 per share in the previous quarter. The decrease in net investment income was predominantly related to $0.06 per share of non-recurring income (repayment of past due income) received in the first quarter, while core earnings increased $0.02 per share due to higher base rates.

	June 30, 2023(1)(2)	March 31, 2023(1)(2)	% Change
Quarterly Dividend per share	0.32(3)	$0.28	14.3%
Net Investment Income(4)	$3,762,195	$4,241,315	(11.3)%
Net Assets	$164,786,110	$163,760,443	0.6%
Net Assets per share(5)	$15.54	$15.45	0.6%
Share Price	$12.91	$12.82	0.7%
Dividend Yield at Share Price	9.9%	8.7%	13.8%
(Discount) / Premium	(16.9)%	(17.0)%
(1) Past performance is no guarantee of future results
(2) Figures are unaudited
(3) Payable on September 8, 2023
(4) Figures are shown net of excise tax
(5) Based on shares outstanding at the end of the period of 10,601,700

•Quarterly total returns at June 30, 2023 and March 31, 2023 were 2.4% and 3.1%, respectively. Longer term, the Trust returned 9.9%, 12.5%, 9.6%, 10.1%, and 11.0% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends
•The Trust’s average quarter-end discount for the 1, 3, 5 and 10-year periods was 19.2%, 13.9%, 4.2% and 1.2%, respectively
•U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leveraged Loan Index, returned 1.8% and 3.1% for the quarter, respectively

PORTFOLIO BENEFITS

•We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of June 30, 2023, employed more than 60 professionals and had commitments of over $25 billion to private credit.
•The NAPF platform has provided two primary benefits to the Trust: Direct deal origination and credit underwriting. In the third quarter of 2022, Pitchbook ranked NAPF the #2 most active lender to private equity-owned U.S. companies. Additionally, NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions and has a senior loan loss rate of 0.04% since inception.
•The Trust has continued to benefit from NAPF’s strong origination relationships with private equity sponsors. Every private placement investment in the portfolio was directly originated by Barings via a sponsor (without a financial intermediary), where one hundred percent of the economics are passed through to investors.
•The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from investment income and capital gains – no return of capital, all while employing a limited amount of leverage 0.12x.
•The Trust continues to invest in what we believe are high-quality companies in defensive sectors and remains well diversified with 30 different industries across 178 assets, where over 65% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns. The Trust continues to invest in senior subordinated debt when we believe the risk adjusted return is appropriate. Approximately 16% of the market value of the Trust was equity, generating ~$9.4 million ($0.88 per share) in unrealized appreciation as of June 30, 2023.

(Continued)
PORTFOLIO ACTIVITY

Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. The Trust closed two new private placement investments and 16 add-on investments to existing portfolio companies during the second quarter of 2023. The total amount invested by the Trust in these transactions was $3.3 million.
PORTFOLIO LIQUIDITY

The Trust maintained a liquidity position comprised of a combination of its available cash balance and short-term investments of $8.6 million or 4.6% of total assets, in addition to a low leverage profile at 0.12x as of June 30, 2023. Given the migration of the portfolio towards more senior secured investments, the Trust arranged for a $15.0 million committed revolving credit facility with MassMutual (See Note 4). This facility, coupled with the current cash balance provides nearly $19.0 million of liquidity to support our current portfolio companies as well as invest in new portfolio companies.

The Trust’s recently announced dividend of $0.32 per share is the fourth consecutive quarterly dividend increase. With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has increased as interest rates have risen. We believe the increase in interest rates coupled with the overall strong credit quality of the Trusts supports the increase in the quarterly dividend. In determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term.

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,
Christina Emery
President

Portfolio Composition as of 06/30/23*

Public Bank Loans
1.1%
Public Debt
0.4%
Cash & Short-Term
Investments
4.7%
Public Equity
—%
Private Debts
7.4%
Private / Restricted
Equity
12.5%
Private Bank Loans
73.9%

Cash & Short-Term Investments 4.7%
Equity 12.5%
Fixed Rate 15.6%
Floating Rate 67.2%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Hypothetical growth of $10,000 Investment (unaudited)
$25,000
$20,000
$15,000
$10,000
$5,000
$18,742
$15,426
7/1/2013
6/30/2014
6/30/2015
6/30/2016
6/30/2017
6/30/2018
6/30/2019
6/30/2020
6/30/2021
6/30/2022
6/30/2023
Barings Participation Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns June 30, 2023	1 Year	5 Year	10 Year
Barings Participation Investors	13.87%	4.41%	6.48%
Bloomberg Barclays U.S. Corporate High Yield Index	9.06%	3.36%	4.43%
Data for Barings Participation Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

In July 2017, the head of the U.K. Financial Conduct Authority (the “FCA”), announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. In March 2021, the FCA confirmed that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (a) immediately after December 31, 2021, in the case of sterling, euro, Swiss franc, and Japanese yen, and the one week and two month U.S. dollar settings; and (b) immediately after June 30, 2023, in the case of the remaining U.S. dollar settings. In addition, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities will cease to enter into new LIBOR contracts after January 1, 2022. At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the Alternative Reference Rates Committee, a steering committee convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York and comprised of large U.S. financial institutions, has recommended the use of the Secured Overnight Financing Rate, SOFR. There are many uncertainties regarding a transition from LIBOR to SOFR or any other alternative benchmark rate that may be established, including, but not limited to, the timing of any such transition, the need to amend all contracts with LIBOR as the referenced rate and, given the inherent differences between LIBOR and SOFR or any other alternative benchmark rate, how any transition may impact the cost and performance of impacted securities, variable rate debt and derivative financial instruments. In addition, SOFR or another alternative benchmark rate may fail to gain market acceptance, which could adversely affect the return on, value of and market for securities, variable rate debt and derivative financial instruments linked to such rates. The effects of a transition from LIBOR to SOFR or any other alternative benchmark rate on our cost of capital and net investment income cannot yet be determined definitively. All of our loan agreements with our portfolio companies include fallback language in the event that LIBOR becomes unavailable. This language generally either includes a clearly defined alternative reference rate after LIBOR’s discontinuation or provides that the administrative agent may identify a replacement reference rate, typically with the consent of (or prior consultation with) the borrower. In certain cases, the administrative agent will be required to obtain the consent of either a majority of the lenders under the facility, or the consent of each lender, prior to identifying a replacement reference rate. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market value for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us and could have a material adverse effect on our business, financial condition and results of operations.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Participation Investors
June 30, 2023
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$167,053,709
(Cost - $ 161,264,183)
Corporate restricted securities - rule 144A securities at fair value	6,079,584
(Cost - $ 6,433,418)
Corporate public securities at fair value	2,797,279
(Cost - $ 3,072,078)

Total investments (Cost - $ 170,769,679)	175,930,572
Cash	8,587,531
Foreign currencies (Cost - $ 6,830)	6,526
Dividend and interest receivable	2,155,656
Receivable for investments sold	247,646
Deferred financing fees	43,292
Other assets	216,003
Total assets	187,187,226

Liabilities:
Note payable	15,000,000
Credit facility	6,500,000
Deferred tax liability	377,256
Investment advisory fee payable	370,769
Interest payable	44,947
Accrued expenses	108,144
Total liabilities	22,401,116
Commitments and Contingencies (See Note 7)
Total net assets	$164,786,110
Net Assets:
Common shares, par value $0.01 per share	$106,017
Additional paid-in capital	144,612,192
Total distributable earnings	20,067,901
Total net assets	$164,786,110
Common shares issued and outstanding (14,787,750 authorized)	10,601,700
Net asset value per share	$15.54

See Notes to Consolidated Financial Statements 6

CONSOLIDATED STATEMENT OF OPERATIONS      Barings Participation Investors
For the six months ended June 30, 2023
(Unaudited)

Investment Income:
Interest	$9,700,497
Dividends	27,567
Other	109,234
Total investment income	9,837,298
Expenses:
Investment advisory fees	739,230
Interest and other financing fees	609,817
Professional fees	192,130
Trustees’ fees and expenses	138,000
Reports to shareholders	84,000
Custodian fees	12,000
Other	68,179
Total expenses	1,843,356
Investment income - net	7,993,942
Income tax, including excise tax benefit	(9,568)
Net investment income after taxes	8,003,510
Net realized and unrealized gain on investments and foreign currency:
Net realized gain on investments before taxes	103,181
Income tax benefit	13,507
Net realized gain on investments after taxes	116,688
Net increase in unrealized appreciation of investments before taxes	704,553
Net increase in unrealized appreciation of foreign currency translation before taxes	153
Net decrease in deferred income tax expense	6,107
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	710,813
Net gain on investments and foreign currency	827,501
Net increase in net assets resulting from operations	$8,831,011

See Notes to Consolidated Financial Statements 7

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Participation Investors
For the six months ended June 30, 2023
(Unaudited)

Net increase in cash & foreign currencies:
Cash flows from operating activities:
Purchases of portfolio securities	$(9,314,120)
Proceeds from disposition of portfolio securities	13,837,307
Interest, dividends and other income received	8,772,163
Interest expenses paid	(619,592)
Operating expenses paid	(1,148,970)
Income taxes paid	(301,925)
Net cash provided by operating activities	11,224,863
Cash flows from financing activities:
Repayments under credit facility	(2,000,000)
Cash dividends paid from net investment income	(5,512,884)
Net cash used for financing activities	(7,512,884)
Net increase in cash & foreign currencies	3,711,979
Cash & foreign currencies - beginning of period	4,881,925
Effects of foreign currency exchange rate changes on cash and cash equivalents	153
Cash & foreign currencies - end of period	$8,594,057
Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$8,831,011
Decrease in investments	2,417,038
Decrease in interest receivable	293,526
Increase in receivable for investments sold	(68,590)
Decrease in other assets	8,344
Decrease in deferred tax liability	(6,107)
Increase in investment advisory fee payable	13,191
Increase in accrued expenses	71,378
Decrease in interest payable	(9,775)
Decrease in tax payable	(325,000)
Total adjustments to net assets from operations	2,394,005
Effects of foreign currency exchange rate changes on cash and cash equivalents	(153)
Net cash provided by operating activities	$11,224,863

See Notes to Consolidated Financial Statements 8

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Participation Investors

	For the six months ended 06/30/2023 (Unaudited)	For the year ended 12/31/2022
Increase in net assets:
Operations:
Investment income - net	$8,003,510	$10,307,792
Net realized gain / (loss) on investments and foreign currency after taxes	116,688	(437,446)
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	710,813	(2,909,784)

Net increase in net assets resulting from operations	8,831,011	6,960,562

Dividends to shareholders from:
Net investment income	(2,968,476)	(8,775,068)
Net realized gains	—	(342,394)

Total increase / (decrease) in net assets	5,862,535	(2,156,900)

Net assets, beginning of period/year	158,923,575	161,080,475

Net assets, end of period/year	$164,786,110	$158,923,575

See Notes to Consolidated Financial Statements 9

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Participation Investors

Selected data for each share of beneficial interest outstanding:

	For the six months ended 06/30/2023 (Unaudited)	For the years ended December 31,
		2022	2021	2020	2019	2018
Net asset value: Beginning of period/year	$14.99	$15.19	$13.60	$13.80	$13.18	$13.91
Net investment income (a)	0.75	0.97	0.86	1.00	1.00	1.03
Net realized and unrealized gain / (loss) on investments	0.08	(0.31)	1.53	(0.40)	0.69	(0.68)
Total from investment operations	0.83	0.66	2.39	0.60	1.69	0.35
Dividends from net investment income to common shareholders	(0.28)	(0.83)	(0.80)	(0.80)	(1.08)	(1.08)
Dividends from realized gain on investments to common shareholders	—	(0.03)	—	—	—	—
Increase from dividends reinvested	—	—	—	0.00 (b)	0.01	(0.00) (b)
Total dividends	(0.28)	(0.86)	(0.80)	(0.80)	(1.07)	(1.08)
Net asset value: End of period/year	$15.54	$14.99	$15.19	$13.60	$13.80	$13.18
Per share market value: End of period/year	$12.91	$12.32	$14.80	$11.88	$16.13	$15.05
Total investment return
Net asset value (c)	5.55%	4.42%	17.84%	4.66%	13.21%	2.53%
Market value (c)	7.17%	(10.57%)	32.09%	(21.11%)	14.72%	15.02%
Net assets (in millions): End of period/year	$164.79	$158.92	$161.08	$144.18	$146.08	$138.75
Ratio of total expenses to average net assets (d)	2.26% (e)	2.35%	2.66%	1.47%	2.26%	2.76%
Ratio of operating expenses to average net assets	1.53% (e)	1.46%	1.46%	1.38%	1.45%	1.56%
Ratio of interest expense to average net assets	0.76% (e)	0.63%	0.41%	0.43%	0.42%	0.42%
Ratio of income tax expense to average net assets	(0.04)% (e)	0.26%	0.79%	(0.34)%	0.39%	0.78%
Ratio of net investment income to average net assets	9.93% (e)	6.39%	5.99%	7.52%	7.30%	7.47%
Portfolio turnover	5%	12%	43%	34%	22%	48%
(a)    Calculated using average shares.
(b)    Rounds to less than $0.01 per share.
(c)    Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)    Total expenses include income tax expense.
(e)    Annualized.

	For the six months ended 06/30/2023 (Unaudited)	For the years ended December 31,
Senior borrowings:		2022	2021	2020	2019	2018
Total principal amount (in millions)	$22	$24	$21	$15	$15	$15
Asset coverage per $1,000 of indebtedness	$8,664	$7,763	$8,670	$10,612	$10,739	$10,250

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
9.80% Term Loan due 06/24/2025 (LIBOR + 5.750%)	$2,396,841	*	$2,379,159	$2,396,842
* 07/01/19 and 12/09/20.

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
11.09% First Term Loan due 03/31/2028 (LIBOR + 5.750%) (G)	$488,110	04/05/22	465,531	455,721
Limited Liability Company Unit (B)	8,752 uts.	10/14/21	8,752	8,636
			474,283	464,357
Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	766 uts.	10/01/21	24,353	68,673
Limited Liability Company Unit Class A (B) (F)	197 uts.	10/01/21	6,320	17,712
Limited Liability Company Unit Class B (B) (F)	766 uts.	10/01/21	784	—
Limited Liability Company Unit Class B (B) (F)	197 uts.	10/01/21	202	—
			31,659	86,385
AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
13.04% Second Lien Term Loan due 03/31/2029 (LIBOR + 7.500%)	$1,669,355	04/06/21	1,642,283	1,609,258
Limited Liability Company Unit (B)	56 uts.	04/06/21	55,645	89,763
			1,697,928	1,699,021
Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
10.60% First Lien Term Loan due 04/28/2029 (SOFR + 5.500%) (G)	$616,211	04/28/23	481,214	480,764
Limited Liability Company Unit (B) (F)	22,480 uts.	04/28/23	22,480	22,480
			503,694	503,244
AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	114 uts.	10/04/12	113,636	183,940

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

Amtech Software
A provider of enterprise resource planning software and technology solutions for packaging manufacturers.
11.16% First Lien Term Loan due 11/02/2027 (LIBOR + 6.000%) (G)	$991,818	11/02/21	$704,741	$710,165

Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
11.78% Term Loan due 11/22/2028 (SOFR + 6.500%) (G)	$192,710.00	12/01/22	161,683	161,909
Limited Liability Company Unit (B)	8 uts.	12/01/22	8,000	7,366
			169,683	169,275
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
10.20% Term Loan due 07/15/2027 (SOFR + 5.100%) (G)	$441,311	07/15/22	412,908	413,812
Limited Liability Company Unit (B) (F)	535 uts.	07/15/22	11,221	13,827
			424,129	427,639
ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13.00% (1.00% PIK) Senior Subordinated Note due 12/31/2024	$904,480	11/19/15	904,413	824,886
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	23,304
			1,015,513	848,190
Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
10.53% Term Loan due 10/31/2024 (LIBOR + 5.000%)	$1,719,000	10/30/18	1,711,345	1,709,132

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	210 shs.	08/17/15	209,390	209,600
Common Stock (B)	210 shs.	08/17/15	210	301,992
			209,600	511,592
BBB Industries LLC - DBA (GC EOS Buyer Inc.)
A supplier of remanufactured and new parts to the North American automotive aftermarket.
14.36% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$454,545	07/25/22	438,469	441,818
Limited Liability Company Unit (B)	45 uts.	07/25/22	45,000	49,527
			483,469	491,345
Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
10.44% First Lien Term Loan due 11/19/2027 (LIBOR + 5.250%) (G)	$1,375,168	11/30/21	1,023,225	1,030,449
12.00% HoldCo PIK Note due 05/19/2028	$349,188	11/30/21	344,811	339,760
Limited Liability Company Unit (B)	44,231 uts.	11/30/21	44,231	35,163
			1,412,267	1,405,372

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	51,064 shs.	10/12/12	$51,064	$54,581
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	21,406
			71,280	75,987
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK)	183 shs.	08/12/22	187,683	189,370

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
10.74% Term Loan due 10/14/2027 (LIBOR + 5.500%) (G)	$1,408,472	10/14/21	1,353,648	1,352,992
Limited Liability Company Unit (B) (F)	111,835 uts.	10/14/21	111,835	136,439
			1,465,483	1,489,431
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
10.49% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$808,993	10/03/18	806,562	792,813

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
10.20% First Lien Term Loan due 04/30/2025 (LIBOR + 5.000%)	$868,071	05/14/18	863,368	831,612

Cadent, LLC
A provider of advertising solutions driven by data and technology.
11.79% Term Loan due 09/07/2023 (LIBOR + 6.250%)	$869,533	09/04/18	866,796	859,099
11.79% Term Loan due 09/11/2023 (LIBOR + 6.250%)	$377,613	07/13/22	369,738	369,925
			1,236,534	1,229,024
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
11.77% Term Loan due 12/10/2028 (LIBOR + 6.250%) (G)	$2,471,697	12/13/21	2,197,452	2,053,045

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
10.99% Term Loan due 12/27/2027 (LIBOR + 6.080%) (G)	$975,562	12/28/21	890,304	887,211
Limited Liability Company Unit (B) (F)	24,016 uts.		25,331	25,697
			915,635	912,908

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

CJS Global
A janitorial services provider focused on high end restaurants in NYC, Florida, and Texas.
11.00% Term Loan due 03/10/2029 (SOFR + 5.750%) (G)	$848,485	03/20/23	$581,808	$582,963
Limited Liability Company Unit Common (B)	303,180 uts.	03/20/23	147,469	152,997
			729,277	735,960
Cleaver-Brooks, Inc.
A manufacturer of full suite boiler room solutions.
10.68% Term Loan due 07/14/2028 (SOFR + 5.500%) (G)	$620,881	07/18/22	541,242	543,178
11.00% HoldCo PIK Note due 07/14/2029	$131,657	07/18/22	129,353	129,630
			670,595	672,808
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
11.18% Term Loan due 01/04/2027 (LIBOR + 6.000%)	$1,631,794	01/29/21	1,610,047	1,624,689
Limited Liability Company Unit (B) (F)	55,645 uts.	01/29/21	55,645	101,062
			1,665,692	1,725,751
Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
9.84% Term Loan due 12/28/2027 (LIBOR + 4.750%) (G)	$928,266	02/14/22	831,311	822,408
9.90% Term Loan due 02/14/2028 (SOFR + 4.850%) (G)	$106,138	12/30/22	103,265	103,485
Preferred Stock (B)	28 shs.	02/14/22	27,551	49,766
			962,127	975,659
Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
12.35% Term Loan due 04/17/2027 (LIBOR + 7.750%)	$2,027,444	*	1,993,801	1,999,116
Limited Liability Company Unit Class B (B)	6,629 uts.	04/23/20	—	43,403
* 04/23/20, 10/30/20 and 11/18/20.			1,993,801	2,042,519

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$1,309,313	04/15/22	1,292,320	1,276,580
Limited Liability Company Unit (B) (F)	158,995 uts.	10/14/21	431,250	558,318
			1,723,570	1,834,898
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
10.59% Term Loan due 04/19/2028 (SOFR + 5.250%) (G)	$692,321	04/15/22	628,493	631,303

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
10.27% Term Loan due 01/31/2025 (LIBOR + 5.250%)	$582,076	01/30/20	$578,415	$527,361
Limited Liability Company Unit (B) (F)	1,237 shs.	*	49,559	—
* 01/30/20 and 03/05/21			627,974	527,361

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
11.02% Term Loan due 12/22/2026 (LIBOR + 5.500%)	$1,367,825	12/22/20	1,351,960	1,359,618

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
10.57% First Lien Term Loan due 09/30/2028 (SOFR + 5.500%) (G)	238,937	11/02/22	186,108	186,668
Preferred Stock (B)	9,615 shs.	11/02/22	9,615	9,615
			195,723	196,283
Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
11.18% Term Loan due 12/28/2026 (LIBOR + 6.000%) (G)	$1,476,415	12/29/21	1,079,405	1,085,342
Limited Liability Company Unit (B)	2,209 uts.	12/29/21	94,091	89,237
			1,173,496	1,174,579
Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
Limited Liability Company Unit (B) (F)	368,799 uts.	*	368,928	247,159
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.

DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
11.27% Term Loan due 09/30/2027 (LIBOR + 5.750%)	$1,622,693	10/01/21	1,599,694	1,609,140
Limited Liability Company Unit (B) (F)	73,333 uts.	10/01/21	73,404	68,200
			1,673,098	1,677,340
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
13.00% Term Loan due 07/01/2027 (LIBOR + 6.000%) (G)	$1,712,958	07/20/21	1,542,218	1,544,332

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
12.19% Second Lien Term Loan due 11/05/2029 (LIBOR + 7.000%)	$1,679,204	11/22/21	$1,655,745	$1,596,923
Limited Liability Company Unit (B)	46 uts.	11/22/21	45,796	54,553
			1,701,541	1,651,476
EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
2.50% Term Loan due 02/28/2030 (LIBOR + 11.000%)	$969,698	03/01/23	942,229	943,812
Limited Liability Company Unit (B) (F)	205 uts.	03/01/23	288,462	301,876
			1,230,691	1,245,688
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
10.99% Term Loan due 12/30/2027 (LIBOR + 5.500%) (G)	$986,095	12/30/21	898,294	903,223

Electric Power Systems International, Inc.
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
11.14% Term Loan due 04/19/2028 (LIBOR + 5.750%)	$1,182,431	04/19/21	1,166,209	1,119,762

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	1,218,266 uts.	10/14/16	159,722	43,817

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
11.47% Term Loan due 09/14/2027 (LIBOR + 6.250%)	$695,057	09/14/21	685,271	639,452

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
12.00% (0.50% PIK) Senior Subordinated Note due 12/29/2025	$1,368,556	06/30/17	1,366,362	1,368,556
Limited Liability Company Unit (B) (F)	397,695 uts.	06/30/17	397,695	881,974
			1,764,057	2,250,530
ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
14.96% Term Loan due 12/15/2025 (LIBOR + 9.424%)	$975,326	02/09/21	970,377	975,326

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
10.22% Term Loan due 11/05/2027 (LIBOR + 5.000%) (G)	$1,402,972	11/05/21	$918,662	$938,999

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	273 uts.	*	295,518	195,731
* 06/29/18 and 12/29/20.

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	49,342 uts.	12/15/10	42,343	657,549

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
12.55% Second Lien Term Loan due 04/27/2030 (SOFR + 7.250%)	$476,190	05/04/22	468,046	470,335
Limited Liability Company Unit Common (B) (F)	34 uts.	10/14/21	33,631	37,390
			501,677	507,725
Follett School Solutions
A provider of software for K-12 school libraries.
10.83% First Lien Term Loan due 07/09/2028 (LIBOR + 5.750%)	$1,684,194	08/31/21	1,659,323	1,671,095
LP Units (B) (F)	881 uts.	08/30/21	8,805	12,567
LP Interest (B) (F)	200 shs.	08/30/21	2,003	2,858
			1,670,131	1,686,520
Fortis Payments, LLC
A payment service provider operating in the payments industry.
10.59% First Lien Term Loan due 05/31/2026 (SOFR + 5.250%) (G)	$496,438	10/31/22	372,129	374,488

FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
11.27% Term Loan due 05/24/2027 (LIBOR + 5.750%)	$1,056,563	05/21/21	1,037,657	1,056,563
Limited Liability Company Unit (B) (F)	108 shs.	05/21/21	107,813	130,190
			1,145,470	1,186,753
GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	132,402
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	132,402

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
Preferred Stock (B)	650 shs.	03/29/19	$649,606	$859,019
Common Stock (B)	1,181 shs.	03/27/13	118,110	14,587
			767,716	873,606
GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
11.54% Term Loan due 04/27/2027 (LIBOR + 6.000%)	$2,353,566	*	2,349,850	2,306,494
10.87% Term Loan due 04/27/2027 (LIBOR + 5.500%)	$82,835	04/27/21	81,779	80,101
Preferred Stock (B) (F)	3,737 shs.	04/27/21	103,147	80,620
* 12/19/17 and 04/16/19.			2,534,776	2,467,215

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	371,644	138,868
Limited Liability Company Unit Common Class A (B)	3,716 uts.	12/19/14	—	—
*12/19/14 and 04/29/16.			371,644	138,868

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028	$2,039,473	11/17/21	2,007,337	1,772,302

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B) (F)	102 uts.	01/17/14	101,563	249,582

Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
10.15% Term Loan due 03/30/2027 (LIBOR + 5.000%)	$839,511	03/26/21	829,028	769,832

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	47 uts.	10/14/11	—	—
			—	—

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
13.58% Term Loan due 07/07/2025 (SOFR + 8.750%) (G)	$899,306	07/27/22	$717,263	$728,851
13.73% Term Loan due 07/27/2025 (SOFR + 8.750%) (G)	$97,552	02/15/23	95,072	97,552
			812,335	826,403
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
11.29% Term Loan due 02/04/2028 (LIBOR + 6.000%)	$382,492	04/05/22	376,465	318,999

IM Analytics Holdings, LLC (d.b.a. Noise @ Vibration)
A provider of test and measurement equipment used for vibration, noise, and shock testing.
11.86% Term Loan due 11/22/2023 (LIBOR + 6.500%)	$435,455	11/21/19	435,017	432,190
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	8,885 shs.	11/25/19	—	—
			435,017	432,190
JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
10.65% Term Loan due 04/20/2026 (LIBOR + 5.500%)	$672,756	05/04/21	661,283	655,264

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
10.60% First Lien Term Loan due 12/20/2027 (LIBOR + 5.500%) (G)	$1,261,603	02/28/22	1,077,620	1,059,198
11.02% First Lien Term Loan due 02/28/2029 (SOFR + 5.750%)	$274,262.00	03/16/23	266,439	267,405
10.82% First Lien Term Loan due 02/28/2028 (SOFR + 5.750%)	$143,646.00	02/28/22	140,185	140,055
Common Stock (B) (F)	384 shs.	02/28/22	38,397	60,272
			1,522,641	1,526,930
Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
10.33% Term Loan due 09/30/2026 (LIBOR + 5.000%) (G)	$1,232,230	11/18/20	823,424	825,956
10.33% First Lien Term Loan due 10/31/2027 (LIBOR + 5.000%) (G)	$441,056	11/08/21	260,197	262,607
Limited Liability Company Unit Class (B)	20 uts.	11/19/20	19,757	20,932
			1,103,378	1,109,495
Kings III
A provider of emergency phones and monitoring services.
10.56% First Lien Term Loan due 07/07/2028 (SOFR + 5.500%) (G)	$498,159	08/31/22	388,785	390,162

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
9.53% Term Loan due 12/23/2027 (LIBOR + 4.750%) (G)	$1,702,549	02/07/22	$1,455,293	$1,462,119
Limited Liability Company Unit (B) (F)	4,528 uts.	02/07/22	4,528	6,996
			1,459,821	1,469,115
LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
11.46% Incremental Term Loan due 12/18/2026 (LIBOR + 6.250%)	$2,451,787	*	2,422,171	2,427,950
* 12/22/20 and 09/09/21

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
11.65% Term Loan due 07/08/2028 (SOFR + 6.500%) (G)	$596,800	07/14/22	577,535	549,359

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.50% Senior Subordinated Note due 12/31/2024 (D)	$419,971	01/15/10	404,121	—
15.00% (2.50% PIK) Senior Subordinated Note due 12/31/2024 (D)	$115,253	10/05/10	114,604	—
Common Stock (B)	35 shs.	10/05/10	35,400	—
Common Stock Class B (B)	118 shs.	01/15/10	117,647	—
			671,772	—
Marshall Excelsior Co.
A designer, manufacturer and supplier of mission critical, highly engineered flow control products used in the transportation, storage and consumption of liquified petroleum gas, liquified anhydrous ammonia, refined industrial and cryogenic gases.
10.89% Term Loan due 02/18/2028 (SOFR + 5.500%) (G)	$599,840	02/24/22	586,412	577,764

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13.00% Senior Subordinated Note due 07/20/2023 (D)	$868,102	04/17/15	867,529	—
Limited Liability Company Unit (B)	5 uts.	04/17/15	678,329	—
			1,545,858	—
Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
11.00% First Lien Term Loan due 11/22/2025 (LIBOR + 5.500%)	$481,166	11/25/19	477,246	481,166

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
Preferred Stock Series A (B)	30,926 shs.	07/25/19	$12,412	$—
Preferred Stock Series C (B)	1,275 shs.	09/22/20	457,365	406,419
Common Stock Class B (B)	259,252 shs.	*	244,163	—
Warrant, exercisable until 2030, to purchase common stock at $.01 per share (B)	351,890 shs.	09/22/20	—	—
* 09/30/14 and 02/28/18.			713,940	406,419

MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
10.69% First Lien Term Loan due 07/30/2027 (LIBOR + 5.500%)	$1,182,000	08/09/21	1,165,820	1,101,624
Limited Liability Company Unit (B)	100,000 uts.	08/09/21	100,000	66,581
			1,265,820	1,168,205
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
10.00% Second Lien Term Loan due 06/23/2027	$609,552	06/27/22	600,854	601,459
Common Stock (B) (F)	4,118 shs.	02/28/22	411,765	490,556
			1,012,619	1,092,015
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
10.69% Incremental Term Loan due 08/21/2026 (LIBOR + 5.500%)	$783,584	11/05/21	773,312	776,546
10.69% Term Loan due 08/21/2026 (LIBOR + 5.500%)	$548,682	08/25/20	541,473	543,754
			1,314,785	1,320,300
Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
10.69% First Lien Term Loan due 11/30/2027 (LIBOR + 5.500%) (G)	$550,197	12/06/21	543,088	540,843
11.04% Incremental Term Loan due 12/06/2027 (LIBOR + 5.500%) (G)	$1,070,498	12/28/21	848,849	844,618
Limited Liability Company Unit Class A Preferred (B)	790 uts.	12/06/21	79,043	88,743
Limited Liability Company Unit Class B Common (B)	88 uts.	12/06/21	8,783	9,527
			1,479,763	1,483,731
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
10.33% Term Loan due 02/01/2026 (LIBOR + 5.250%)	$1,158,386	02/10/21	1,146,164	1,142,356
3.50% Incremental Term Loan due 02/01/2027 (SOFR + 5.250%)	$518,078	11/14/22	507,255	507,836
			1,653,419	1,650,192

See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

Newforma
A leader in Project Information Management software for the construction industry.
11.74% First Lien Term Loan due 04/02/2029 (SOFR + 6.500%) (G)			$616,400	$615,459

Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
9.89% Term Loan due 09/30/2027 (LIBOR + 4.650%)	$738,073	10/01/21	727,610	731,287

Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
10.83% Term Loan due 12/10/2028 (LIBOR + 5.750%) (G)	$972,550	12/20/21	824,236	827,557
10.83% Term Loan due 12/20/2028 (LIBOR + 5.750%) (G)	$112,520	04/29/22	110,661	111,147
Limited Liability Company Unit (B)	21,092 uts.	12/20/21	21,092	24,045
			955,989	962,749
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
12.25% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$641,017	03/31/22	580,041	554,568

Omni Logistics, LLC
A specialty freight forwarding business specifically targeting the semiconductor, media, technology and healthcare end markets.
10.24% Term Loan due 12/30/2026 (LIBOR + 5.000%)	$1,715,131	12/30/20	1,685,118	1,631,090

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
10.29% Term Loan due 12/18/2025 (LIBOR + 4.750%)	$1,558,793	12/23/19	1,545,863	1,529,644

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
12.00% (1.00% PIK) Senior Subordinated Note due 12/29/2025 (D)	$1,902,180	02/17/17	1,661,477	1,898,375
Common Stock Class A (B)	380,545 shs.	*	380,545	365,486
* 01/29/16 and 02/17/17.			2,042,022	2,263,861

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
10.99% Term Loan due 02/28/2024 (LIBOR + 6.000%)	$698,506	03/06/19	694,593	657,993

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
14.75% First Lien Term Loan due 12/16/2026 (LIBOR + 6.000%)	$1,816,767	12/20/21	$1,782,529	$1,780,613
Warrant-Class A, to purchase common stock at $.01 per share (B)	924 uts.	12/22/21	—	13,647
Warrant-Class B, to purchase common stock at $.01 per share (B)	312 uts.	12/22/21	—	4,608
Warrant-Class CC, to purchase common stock at $.01 per share (B)	32 uts.	12/22/21	—	—
Warrant-Class D, to purchase common stock at $.01 per share (B)	89 uts.	12/22/21	—	1,315
			1,782,529	1,800,183
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
11.95% Term Loan due 11/17/2024 (LIBOR + 6.750%)	$1,868,000	11/14/17	1,858,763	1,845,584
11.83% Term Loan due 08/31/2026 (LIBOR + 6.750%)	$376,982	09/29/20	369,914	372,458
			2,228,677	2,218,042
Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
10.29% First Lien Term Loan due 12/03/2027 (LIBOR + 4.750%) (G)	$938,076	12/03/21	815,973	817,598
Limited Liability Company Unit (B) (F)	1,471 uts.	12/03/21	147,110	210,338
			963,083	1,027,936
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.90% (7.90% PIK) Senior Subordinated Note due 12/31/2024 (D)	$1,069,985	07/31/14	1,064,183	313,506
Limited Liability Company Unit (B)	148,096 uts.	07/31/14	148,096	—
Limited Liability Company Unit Class F (B)	36,976 uts.	*	24,802	—
* 09/28/17 and 02/15/18.			1,237,081	313,506

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
11.54% First Lien Term Loan due 12/02/2025 (LIBOR + 6.000%) (G)	$1,450,293.00	11/15/21	1,277,565	1,270,389

See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

PPC Event Services
A special event equipment rental business.
Preferred Stock Series P-1 (B)	71 shs.	07/21/20	$—	$90,551
Common Stock (B)	170,927 shs.	07/21/20	—	192,151
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	3,878
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	381
			214,919	286,961
ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
10.80% Term Loan due 02/15/2028 (LIBOR + 5.750%) (G)	$849,194	03/15/22	803,628	804,198
8.00% Senior Subordinated Note due 02/15/2029	$32,258	03/15/22	32,258	28,871
Limited Liability Company Unit (B)	96,774 uts.	03/15/22	64,516	71,640
			900,402	904,709
Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
11.74% First Lien Term Loan due 10/31/2028 (SOFR + 6.500%) (G)	$194,484	11/01/22	130,041	130,688
Limited Liability Company Unit Class A (B)	54 uts.	11/01/22	5,400	5,795
			135,441	136,483
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
11.09% Term Loan due 07/31/2026 (LIBOR + 6.000%)	$1,319,210	08/12/20	1,305,506	1,319,210
Limited Liability Company Unit (B) (F)	21,532 uts.	03/05/21	21,532	21,952
			1,327,038	1,341,162
RedSail Technologies
A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
9.99% Term Loan due 10/27/2026 (LIBOR + 4.750%)	$1,568,227	12/09/20	1,543,323	1,547,695

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B (B)	293,617 uts.	11/13/17	184,689	764,872

Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
10.82% Term Loan due 08/16/2027 (LIBOR + 5.500%)	$956,311	11/15/21	939,154	837,728
Limited Liability Company Unit (B)	39,474 uts.	09/29/17	39,474	13,962
			978,628	851,690

See Notes to Consolidated Financial Statements 24

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

Resonetics, LLC
A provider of laser micro-machining manufacturing services for medical device and diagnostic companies.
12.31% Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$1,725,000	04/28/21	$1,699,875	$1,676,700
12.31% Incremental Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$552,000	11/15/21	543,366	536,544
			2,243,241	2,213,244
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
13.79% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$1,725,000	10/11/18	1,703,783	1,725,000

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
11.11% First Lien Term Loan due 12/30/2028 (SOFR + 6.250%) (G)	$747,324	12/30/22	536,160	538,253

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
10.12% Term Loan due 06/22/2024 (LIBOR + 5.000%)	$2,441,108	07/30/18	2,430,440	2,388,726
* 07/30/18 and 09/30/20.

ROI Solutions
Call center outsourcing and end user engagement services provider.
10.18% Term Loan due 07/31/2024 (LIBOR + 5.000%)	$998,691	07/31/18	995,074	998,691

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
10.69% Term Loan due 10/23/2025 (LIBOR + 5.500%)	$2,232,155	*	2,207,005	2,211,322
* 10/22/20 and 09/28/21.

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
8.54% Term Loan due 05/29/2024 (LIBOR + 3.000%)	$1,210,270	01/08/19	1,207,198	1,186,065

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
11.48% Term Loan due 12/15/2026 (LIBOR + 6.000%)	$1,656,691	12/15/20	1,635,194	1,587,110
Common Stock (B)	29 shs.	12/16/20	29,262	35,761
			1,664,456	1,622,871
See Notes to Consolidated Financial Statements 25

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

A provider of active network intelligence solutions.
13.20% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$1,725,000	11/01/18	$1,706,994	$1,604,250

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.58% First Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$1,464,290	07/27/18	1,454,498	1,345,683

SBP Holdings
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
11.99% First Lien Term Loan due 01/31/2028 (SOFR + 6.750%) (G)	$748,476	03/27/23	596,945	597,823

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
10.59% Term Loan due 12/15/2027 (SOFR + 5.500%) (G)	$1,709,924	12/16/21	1,223,111	1,232,964

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
9.94% Term Loan due 12/30/2026 (LIBOR + 4.750%) (G)	$1,686,626	12/30/20	1,561,686	1,564,366

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
12.69% Second Lien Term Loan due 11/10/2028 (LIBOR + 7.500%)	$1,725,000	03/02/21	1,691,027	1,695,675

Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
10.94% Term Loan due 10/26/2027 (LIBOR + 5.750%) (G)	$1,707,243.00	11/03/21	1,581,027	1,575,042

Specified Air Solutions (dba Madison Indoor Air Solutions)
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	726,845 uts.	02/20/19	2,298,574	10,904,875

Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
10.99% Term Loan due 12/20/2026 (LIBOR + 5.750%)	$1,308,455	12/23/19	1,297,073	1,289,416
11.74% Incremental Term Loan due 12/23/2026 (SOFR + 6.500%)	$404,364	12/28/22	397,304	397,639
			1,694,377	1,687,055

See Notes to Consolidated Financial Statements 26

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

Stackline
An e-commerce data company that tracks products sold through online retailers.
7.75% Term Loan due 07/30/2028 (LIBOR + 7.750%)	$1,942,066	07/29/21	$1,917,635	$1,891,572
Common Stock (B)	1,340 shs.	07/30/21	42,078	54,966
			1,959,713	1,946,538
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
11.06% First Lien Term Loan due 12/02/2027 (LIBOR + 5.750%) (G)	$1,706,499	12/02/21	1,173,783	1,026,584

Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
10.77% Term Loan due 06/08/2027 (LIBOR + 5.500%) (G)	$936,137	07/02/21	864,816	871,482
Limited Liability Company Unit (B)	75 uts.	06/30/21	74,666	75,033
			939,482	946,515
Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12.75% (1.00% PIK) Senior Subordinated Note due 07/31/2025	$2,042,816	*	2,032,786	2,042,816
Preferred Stock Series A (B)	28 shs.	12/21/20	71,176	86,459
Common Stock (B)	68 shs.	**	104,986	359,671
* 07/31/15 and 12/21/20.			2,208,948	2,488,946
** 07/31/15 and 11/08/17.

Syntax Systems Ltd.
A cloud management service provider.
10.94% Term Loan due 10/14/2028 (LIBOR + 5.750%) (G)	$987,652	10/28/21	753,218	719,157

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
10.99% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$495,218	03/31/22	478,399	466,915
11.18% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%)	$227,464	05/22/23	152,544	152,401
			630,943	619,316
Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
12.00% Senior Subordinated Note due 05/02/2030	$1,035,000	05/25/23	1,014,602	1,014,300
Limited Liability Company Unit (B) (F)	690,000 uts.	05/25/23	690,000	676,200
			1,704,602	1,690,500

See Notes to Consolidated Financial Statements 27

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
10.52% Term Loan due 12/20/2027 (LIBOR + 5.000%) (G)	$1,953,232	12/20/21	$1,630,221	$1,638,923

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$926,876	04/29/22	912,641	899,996
Limited Liability Company Unit (B) (F)	84,038 uts.	10/14/21	823,577	544,976
			1,736,218	1,444,972
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
12.88% Holdco PIK Note due 10/21/2028	$1,199,668	10/28/21	1,182,173	1,189,049
9.43% Term Loan due 12/15/2027 (LIBOR + 4.250%) (G)	$573,371	12/21/21	98,815	106,966
			1,280,988	1,296,015
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
10.95% Term Loan due 12/02/2026 (LIBOR + 5.750%)	$1,679,568	*	1,658,605	1,656,053
* 12/02/19 and 12/15/20.

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
12.40% Second Lien Term Loan due 03/31/2030 (SOFR + 7.500%)	$474,359	04/01/22	466,353	468,816
Limited Liability Company Unit (B)	25,641 uts.	04/01/22	25,641	45,458
			491,994	514,274
Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B)	19,696 uts.	11/30/17	—	13,619

Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
9.84% Term Loan due 02/10/2025 (LIBOR + 4.750%)	$780,310	02/13/20	775,893	780,310

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
11.04% Unitranche Term Loan due 02/19/2026 (LIBOR + 5.500%)	$1,690,276	02/25/21	1,672,239	1,653,090

See Notes to Consolidated Financial Statements 28

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.50% (1.50% PIK) Senior Subordinated Note due 06/30/2024 (D)	$1,204,904	01/23/15	$1,079,231	$1,204,904

Truck-Lite
A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
11.69% Term Loan due 12/02/2026 (SOFR + 6.250%)	$1,670,596	12/13/19	1,654,113	1,648,321
11.69% First Lien Term Loan due 04/28/2029 (SOFR + 6.250%)	$793,732	11/15/21	782,665	783,149
			2,436,778	2,431,470
Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
Limited Liability Company Unit (B) (F)	56 uts.	09/28/18	60,413	139,280

Turnberry Solutions, Inc.
A provider of technology consulting services.
10.95% Term Loan due 07/30/2026 (SOFR + 6.000%)	$1,600,473	07/29/21	1,580,752	1,582,631

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
10.95% Term Loan due 11/12/2024 (SOFR + 5.900%)	$2,051,794	*	2,042,068	1,984,085
* 11/29/18 and 03/25/19.

UroGPO, LLC
A group purchasing organization that connects pharmaceutical companies with urology practices to facilitate the purchase of pharmaceutical drugs for discounted prices.
10.92% Term Loan due 12/15/2026 (LIBOR + 5.750%)	$2,283,333	12/14/20	2,257,009	2,247,730

VitalSource
A provider of digital fulfillment software for the higher education sector.
10.76% Term Loan due 06/01/2028 (LIBOR + 5.500%)	$1,651,414	06/01/21	1,628,202	1,651,414
Limited Liability Company Unit (B) (F)	1,891 uts.	06/01/21	18,909	45,020
			1,647,111	1,696,434
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
10.58% Term Loan due 05/22/2024 (LIBOR + 6.100%)	$2,346,287	05/17/18	2,339,308	2,282,937

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	370,241 uts.	08/03/15	370,241	118,971

See Notes to Consolidated Financial Statements 29

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.37%: (C)

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
11.88% Term Loan due 02/15/2029 (SOFR + 7.000%) (G)	$970,894	02/15/23	$808,719	$808,540
Limited Liability Company Unit (B)	4,206 uts.	02/15/23	42,058	42,015
			850,777	850,555
Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	157 shs.	01/22/16	62,177	280,170

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
11.32% Term Loan due 11/30/2027 (LIBOR + 5.900%) (G)	$1,193,069	12/01/21	1,061,858	976,829
Limited Liability Company Unit (B) (F)	146 uts.	09/29/17	145,803	87,977
			1,207,661	1,064,806
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
9.94% Term Loan due 12/31/2025 (LIBOR + 4.750%)	$1,180,996	01/09/20	1,168,535	1,172,117
10.44% Term Loan due 01/10/2026 (LIBOR + 5.250%)	$280,748	09/21/20	276,728	277,582
			1,445,263	1,449,699
Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
11.24% Term Loan due 10/03/2029 (SOFR + 6.000%) (G)	$994,596	10/03/22	731,296	733,643

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
10.14% First Lien Term Loan due 02/09/2028 (LIBOR + 4.750%) (G)	$995,828	02/08/22	807,514	812,143
Limited Liability Company Unit (B) (F)	31 uts.	02/09/22	31,256	44,491
			838,770	856,634

Total Private Placement Investments (E)			$161,264,183	$167,053,709

See Notes to Consolidated Financial Statements 30

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.06%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 3.69%: (H)

Bonds - 3.69%
American Airlines Inc.	11.750	07/15/2025	$500,000	$497,682	$548,264
AOC, LLC	6.625	10/15/2029	70,000	62,008	58,464
Carriage Purchaser Inc.	7.875	10/15/2029	750,000	576,180	563,763
Coronado Finance Pty Ltd.	10.750	05/15/2026	219,000	216,376	225,461
County of Gallatin MT	11.500	09/01/2027	340,000	340,000	354,238
CSC Holdings LLC	5.000	11/15/2031	625,000	527,863	291,068
CVR Energy Inc.	5.750	02/15/2028	500,000	468,079	440,000
First Quantum Minerals Ltd.	7.500	04/01/2025	388,000	367,205	387,517
Frontier Communications	8.750	05/15/2030	194,000	194,000	189,611
Neptune Energy Bondco PLC	6.625	05/15/2025	500,000	497,002	499,115
New Enterprise Stone & Lime Co Inc.	9.750	07/15/2028	505,000	486,413	487,163
Prime Security Services, LLC	6.250	01/15/2028	885,000	807,446	829,068
Scientific Games Holdings LP	6.625	03/01/2030	480,000	480,000	422,400
Terrier Media Buyer, Inc.	8.875	12/15/2027	428,000	414,026	299,962
Verscend Holding Corp	9.000	04/01/2026	482,000	499,138	483,490
Total Bonds				6,433,418	6,079,584

Common Stock - 0.00%
TherOX, Inc. (B)			2 shs	—	—
Touchstone Health Partnership (B)			292 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$6,433,418	$6,079,584

Total Corporate Restricted Securities				$167,697,601	$173,133,293

See Notes to Consolidated Financial Statements 31

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Corporate Public Securities - 1.70%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 1.20%
Alpine US Bidco LLC	9.000	14.146	4/28/2029	$628,215	$614,392	$581,099
Edelman Financial Services	6.750	11.943	6/8/2026	128,178	127,933	123,435
Front Line Power Construction LLC	12.500	17.953	11/1/2028	274,454	251,368	287,902
Magenta Buyer LLC	8.250	13.530	5/3/2029	503,333	499,198	324,650
STS Operating, Inc.	8.000	13.202	4/25/2026	500,000	505,000	469,375
Syncsort Incorporated	7.250	12.505	4/23/2029	222,222	220,967	190,167
Total Bank Loans					2,218,858	1,976,628

Bonds - 0.50%
Genesis Energy LP		6.500	10/01/25	337,000	328,598	331,876
Triumph Group, Inc.		7.750	08/15/25	500,000	501,482	486,100
Total Bonds					830,080	817,976

Common Stock - 0.00%
Front Line Power Construction LLC				50,004 shs	23,140	2,675
Total Common Stock					23,140	2,675

Total Corporate Public Securities					$3,072,078	$2,797,279

Total Investments		106.76%			$170,769,679	$175,930,572
Other Assets		6.83				11,256,654
Liabilities		(13.59)				(22,401,116)
Total Net Assets		100.00%				$164,786,110
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of June 30, 2023, the value of these securities amounted to $167,053,709 or 101.37% of net assets.
(F)    Held in PI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of June 30, 2023, total unfunded commitments amounted to $8,183,093 and had unrealized depreciation of $(94,123) or (0.06)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
PIK    - Payment-in-kind

See Notes to Consolidated Financial Statements 32

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.88%
Accurus Aerospace	$464,357
Applied Aerospace Structures Corp.	169,275
Bridger Aerospace	543,608
Compass Precision	1,834,898
CTS Engines	1,359,618
Narda-MITEQ (JFL-Narda Partners, LLC)	1,483,731
Sunvair Aerospace Group Inc.	2,488,946
Trident Maritime Systems	1,653,090
Triumph Group, Inc.	486,100
Whitcraft Holdings, Inc.	850,555
11,334,178
AIRLINES - 1.34%
American Airlines Inc.	548,264
Echo Logistics	1,651,476
2,199,740
AUTOMOTIVE - 5.02%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	511,592
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	491,345
EFC International	1,245,688
English Color & Supply LLC	2,250,530
JF Petroleum Group	655,264
Omega Holdings	554,568
Randy's Worldwide	136,483
Truck-Lite	2,431,470
8,276,940
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.79%
The Caprock Group	1,296,015
The Hilb Group, LLC	1,656,053
2,952,068
BUILDING MATERIALS - 1.18%
Decks Direct, LLC	1,174,579
New Enterprise Stone & Lime Co Inc.	487,163
Wolf-Gordon, Inc.	280,170
1,941,912
CABLE & SATELLITE - 0.18%
CSC Holdings LLC	291,068

CHEMICALS - 1.17%
Americo Chemical Products	503,244
Kano Laboratories LLC	1,109,495
Polytex Holdings LLC	313,506
1,926,245

Industry Classification:	Fair Value/ Market Value

CONSTRUCTION MACHINERY - 0.00%
Front Line Power	$2,675

CONSUMER CYCLICAL SERVICES - 5.85%
CJS Global	735,960
LYNX Franchising	2,427,950
Mobile Pro Systems	1,092,015
PPC Event Services	286,961
Prime Security Services, LLC	829,068
ROI Solutions	998,691
Team Air (Swifty Holdings LLC)	1,690,500
Turnberry Solutions, Inc.	1,582,631
9,643,776
CONSUMER PRODUCTS - 3.60%
AMS Holding LLC	183,940
Blue Wave Products, Inc.	75,987
Elite Sportswear Holding, LLC	43,817
gloProfessional Holdings, Inc.	873,606
Handi Quilter Holding Company	138,868
HHI Group, LLC	249,582
Jones Fish	1,526,930
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	549,359
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	—
Renovation Brands (Renovation Parent Holdings, LLC)	851,690
Terrybear	1,444,972
5,938,751
DIVERSIFIED MANUFACTURING - 5.97%
Advanced Manufacturing Enterprises LLC	—
AOC, LLC	58,464
F G I Equity LLC	657,549
HTI Technology & Industries Inc (Trident Motion Technologies)	826,403
MNS Engineers, Inc.	1,168,205
Reelcraft Industries, Inc.	764,872
Resonetics, LLC	2,213,244
Safety Products Holdings, Inc.	1,622,871
Standard Elevator Systems	1,026,584
Tank Holding	619,316
Therma-Stor Holdings LLC	13,619
Trystar, Inc.	139,280
Worldwide Electric Corporation	733,643
9,844,050
See Notes to Consolidated Financial Statements 33

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Industry Classification:	Fair Value/ Market Value

ELECTRIC - 1.62%
Dwyer Instruments, Inc.	$1,544,332
Electric Power Systems International, Inc.	1,119,762
2,664,094
ENVIRONMENTAL - 1.39%
ENTACT Environmental Services, Inc.	975,326
Marshall Excelsior Co.	577,764
Northstar Recycling	731,287
2,284,377
FINANCE COMPANIES - 0.77%
Portfolio Group	1,270,389

FINANCIAL OTHER - 0.89%
Cogency Global	975,659
Edelman Financial Services	123,435
Fortis Payments, LLC	374,488
1,473,582
FOOD & BEVERAGE - 3.93%
Alpine US Bidco LLC	581,099
Del Real LLC	247,159
PANOS Brands LLC	2,263,861
Sara Lee Frozen Foods	1,345,683
Westminster Acquisition LLC	118,971
Woodland Foods, Inc.	1,064,806
Ziyad	856,634
6,478,213
GAMING - 0.26%
Scientific Games Holdings LP	422,400

HEALTHCARE - 6.89%
Cadence, Inc.	831,612
Ellkay	639,452
GD Dental Services LLC	132,402
Heartland Veterinary Partners	1,772,302
Home Care Assistance, LLC	769,832
Illumifin	318,999
Navia Benefit Solutions, Inc.	1,650,192
Office Ally (OA TOPCO, LP)	962,749
RedSail Technologies	1,547,695
TherOX, Inc.	—
Touchstone Health Partnership (B)	—
UroGPO, LLC	2,247,730
Verscend Holding Corp	483,490
11,356,455

Industry Classification:	Fair Value/ Market Value

INDUSTRIAL OTHER - 12.55%
Cleaver-Brooks, Inc.	$672,808
Concept Machine Tool Sales, LLC	527,361
E.S.P. Associates, P.A.	195,731
Front Line Power Construction LLC	287,902
IM Analytics Holdings, LLC (d.b.a. Noise @ Vibration)	432,190
Kings III	390,162
Media Recovery, Inc.	481,166
PB Holdings LLC	657,993
Polara (VSC Polara LLC)	1,027,936
SBP Holdings	597,823
Specified Air Solutions	10,904,875
Stratus Unlimited	946,515
STS Operating, Inc.	469,375
Tencarva Machinery Company	1,638,923
World 50, Inc.	1,449,699
20,680,459
LOCAL AUTHORITY - 0.89%
LeadsOnline	1,469,115

MEDIA & ENTERTAINMENT - 4.28%
Advantage Software	86,385
ASC Communications, LLC (Becker's Healthcare)	427,639
BrightSign	1,489,431
Cadent, LLC	1,229,024
DistroKid (IVP XII DKCo-Invest, LP)	1,677,340
HOP Entertainment LLC	—
Music Reports, Inc.	1,320,300
The Octave Music Group, Inc. (fka TouchTunes)	299,962
Terrier Media Buyer, Inc.	514,274
7,044,355
METALS & MINING - 0.37%
Coronado Finance Pty Ltd.	225,461
First Quantum Minerals Ltd.	387,517
612,978
MIDSTREAM - 0.20%
Genesis Energy, L.P.	331,876

OIL FIELD SERVICES - 0.30%
Neptune Energy Bondco PLC	499,115

See Notes to Consolidated Financial Statements 34

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2023
(Unaudited)

Industry Classification:	Fair Value/ Market Value

PACKAGING - 1.30%
ASC Holdings, Inc.	$848,190
Brown Machine LLC	792,813
Five Star Holding, LLC	507,725
2,148,728
PROPERTY & CASUALTY - 1.09%
Pearl Holding Group	1,800,183

REFINING - 1.25%
CVR Energy Inc.	440,000
MES Partners, Inc.	406,419
Tristar Global Energy Solutions, Inc.	1,204,904
2,051,323
TECHNOLOGY - 26.57%
1WorldSync, Inc.	2,396,842
Amtech Software	710,165
Audio Precision	1,709,132
Best Lawyers (Azalea Investment Holdings, LLC)	1,405,372
CAi Software	2,053,045
Cash Flow Management	912,908
CloudWave	1,725,751
Command Alkon	2,042,519
Comply365	631,303
DataServ	196,283
EFI Productivity Software	903,223
Follett School Solutions	1,686,520
GraphPad Software, Inc.	2,467,215
Magenta Buyer LLC	324,650
Newforma	615,459
Options Technology Ltd	1,529,644
ProfitOptics	904,709
Recovery Point Systems, Inc.	1,341,162
REVSpring, Inc.	1,725,000
RPX Corp	2,211,322
Ruffalo Noel Levitz	1,186,065
Sandvine Corporation	1,604,250
Scaled Agile, Inc.	1,232,964
Smart Bear	1,695,675
Smartling, Inc.	1,575,042
Springbrook Software	1,687,055
Stackline	1,946,538
Syncsort Incorporated	190,167
Syntax Systems Ltd.	719,157
Transit Technologies LLC	780,310
U.S. Legal Support, Inc.	1,984,085

Industry Classification:	Fair Value/ Market Value

VitalSource	$1,696,434
43,789,966
TELECOM - WIRELINE INTEGRATED & SERVICES - 0.12%
Frontier Communications	189,611

TRANSPORTATION SERVICES - 9.11%
AIT Worldwide Logistics, Inc.	1,699,021
Carriage Purchaser Inc.	563,763
eShipping	938,999
FragilePAK	1,186,753
Omni Logistics, LLC	1,631,090
Pegasus Transtech Corporation	2,218,042
RoadOne IntermodaLogistics	538,253
Rock-it Cargo	2,388,726
SEKO Worldwide, LLC	1,564,366
VP Holding Company	2,282,937
15,011,950
Total Investments - 106.76%
(Cost - $170,769,679)	$175,930,572

See Notes to Consolidated Financial Statements 35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Participation Investors
(Unaudited)

1. History
Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have designated Barings as valuation designee to determine the fair value of the investments held by the Trust for which market quotations are not readily available. Barings has established a Pricing Committee which is responsible for setting the guidelines used in determining such fair values and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The consolidated financial statements include private placement restricted securities valued at $167,053,709 (101.37% of net assets) as of June 30, 2023, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2023, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.
Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
 Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”) “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Trust expects that the adoption of this guidance will not have a material impact on the Trust’s financial position, result of operations or cash flows.
Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of June 30, 2023.
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2023 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$13,732,627	$—	$6,079,584	$7,653,043
Bank Loans	136,338,253	—	—	136,338,253
Common Stock - U.S.	2,251,171	—	—	2,251,171
Preferred Stock	1,891,184	—	—	1,891,184
Partnerships and LLCs	18,920,058	—	—	18,920,058
Public Securities
Bank Loans	1,976,628	—	1,688,726	287,902
Corporate Bonds	817,976	—	817,976	—
Common Stock	2,675	2,675	—	—
Total	$175,930,572	$2,675	$8,586,286	$167,341,611
See information disaggregated by security type and industry classification in the Unaudited Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2023:

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$132,521,632	Income Approach	Implied Spread	8.6% - 18.5%	12.0%
Corporate Bonds	$5,970,982	Income Approach	Implied Spread	12.9% - 21.7%	14.3%
	$313,506	Market Approach	Revenue Multiple	0.3x	0.3x
Equity Securities**	$22,350,115	Enterprise Value Waterfall Approach	Valuation Multiple	3.5x - 42.5x	11.4x

Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $6,185,376 have been excluded from the preceding table.
* The weighted averages disclosed in the table above were weighted by relative fair value
** Including partnerships and LLC’s
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2022	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 06/30/2023
Restricted Securities
Corporate Bonds	$8,994,817	$115,586	$698,911	$(155,854)	$(2,000,417)	$—	$—	$7,653,043
Bank Loans	136,498,290	(157,911)	7,721,882	(363,280)	(7,360,728)	—	—	136,338,253
Common Stock - U.S.	1,789,847	491,372	—	(30,048)	—	—	—	2,251,171
Preferred Stock	1,780,582	618,997	6,661	(515,056)	—	—	—	1,891,184
Partnerships and LLCs	17,868,411	(141,343)	1,192,990		—	—	—	18,920,058
Public Securities
Bank Loans	304,405	(22,455)	—	(4,048)	(1,250)	476,250	(465,000)	287,902
Common Stock - U.S.	31,290	(31,290)	—	—	—	—	—	—
	$167,267,642	$872,956	$9,620,444	$(1,068,286)	$(9,362,395)	$476,250	$(465,000)	$167,341,611
* For the six months ended June 30, 2023, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Appreciation in Net Assets from assets still held
OID Amortization	$278,182	-
Net realized gain on investments before taxes	170,941	-
Net change in unrealized appreciation of investments before taxes	423,833	517,941
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of June 30, 2023, the fair value of the Trust’s non-accrual assets was $3,416,785, or 1.9% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $5,191,145, or 3.0% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.
Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of June 30, 2023, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2023, the PI Subsidiary Trust has incurred income tax benefit of $23,423.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2023, the PI Subsidiary Trust has a deferred tax liability of $377,256.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $15,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2023 the Trust incurred total interest expense on the Note of $306,750.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.
Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $15,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
responsible for paying a commitment fee of 0.50% on the unused amount. For purposes of calculating the commitment fee for the period from the Effective Date to the earlier to occur of (x) the date that is 270 days after the Effective Date and (y) the first date on which the aggregate outstanding borrowings is greater than $7,500,000, the unused amount shall be deemed to be in an amount equal to $7,500,000. As of June 30, 2023 the Trust had $6,500,000 of outstanding borrowings on the revolving credit facility.
5. Purchases and Sales of Investments

	For the six months ended 06/30/2023
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$9,314,120	$12,915,562
Corporate public securities	—	990,335
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
The Trust may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Trust may also invest in other below investment grade debt obligations. Barings consider both credit risk and market risk in making investment decisions for the Trust. If a default occurs with respect to any below investment grade debt instruments and the Trust sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer,

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
At June 30, 2023, the Trust had the following unfunded commitments:
Delayed Draw Term Loans:

Investment	Unfunded Amount	Unfunded Value
Amtech Software	$181,818	$183,807
Best Lawyers (Azalea Investment Holdings, LLC)	221,154	222,316
Dwyer Instruments, Inc.	145,755	146,147
eShipping	293,035	297,283
Fortis Payments, LLC	115,000	115,380
HTI Technology & Industries Inc.	102,273	103,324
Kano Laboratories LLC	569,601	571,367
Kings III	56,138	56,338
Portfolio Group	155,250	154,062
Randy's Worldwide	44,125	44,271
RoadOne IntermodaLogistics	90,985	91,352
SBP Holdings	73,474	73,576
Scaled Agile, Inc	228,587	230,271
SEKO Worldwide, LLC	99,834	100,230
Standard Elevator Systems	456,979	394,926
Stratus Unlimited	58,040	60,617
Syntax Systems Ltd	193,308	186,660
Tank Holding Corp	68,239	68,196
The Caprock Group (aka TA/TCG Holdings, LLC)	360,424	365,797
Worldwide Electric Corporation	155,280	154,794
	$3,669,299	$3,620,714

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Revolvers:

Investment	Unfunded Amount	Unfunded Value
Accurus Aerospace	$24,393	$23,167
Americo Chemical Products	120,041	119,953
Amtech Software	90,909	91,406
Applied Aerospace Structures Corp.	25,806	25,837
ASC Communications, LLC (Becker's Healthcare)	22,664	22,711
Best Lawyers (Azalea Investment Holdings, LLC)	110,577	111,158
BrightSign	44,734	44,672
CAi Software	235,746	221,973
Cash Flow Management	70,647	70,410
CJS Global	242,424	242,754
Cleaver-Brooks, Inc.	69,197	69,413
Cogency Global	82,652	81,851
Comply365	52,748	52,962
DataServ	48,077	48,170
Decks Direct, LLC	376,364	377,877
EFI Productivity Software	73,012	73,377
eShipping	170,937	173,415
HTI Technology & Industries Inc.	68,182	68,882
Jones Fish	164,557	162,154
Kings III	44,664	44,822
LeadsOnline - Weatherby Parent Holdings LLC	224,512	225,429
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	9,246	8,276
Marshall Excelsior Co.	5,281	4,137
Narda-MITEQ (JFL-Narda Partners, LLC)	207,682	206,847
Newforma	110,490	110,351
Office Ally (OA TOPCO, LP)	133,124	133,579
Omega Holdings	50,552	43,445
Polara (VSC Polara LLC)	108,266	108,453
ProfitOptics	32,258	32,379
Randy's Worldwide	15,128	15,190
RoadOne IntermodaLogistics	97,347	97,637
SBP Holdings	53,238	53,301
Scaled Agile, Inc	231,716	232,904
Smartling, Inc.	101,471	101,114
Standard Elevator Systems	50,581	37,971
Syntax Systems Ltd	33,706	30,132
Tank Holding Corp	8,000	7,494
Tencarva Machinery Company	297,534	298,860
The Caprock Group (aka TA/TCG Holdings, LLC)	105,981	107,364
Whitcraft LLC	125,749	125,725
Woodland Foods, Inc.	113,637	99,630
Worldwide Electric Corporation	86,957	87,263
Ziyad	173,007	173,811
	$4,513,794	$4,468,256
Total Unfunded Commitments	$8,183,093	$8,088,970

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)

As of June 30, 2023, unfunded commitments had unrealized depreciation of $(94,123) or (0.06)% of net assets.

8. Quarterly Results of Investment Operations (unaudited)

	March 31, 2023
	Amount	Per Share
Investment income	$5,152,721
Net investment income (net of taxes)	4,241,315	$0.40
Net realized and unrealized gain on investments (net of taxes)	595,553	0.06

	June 30, 2022
	Amount	Per Share
Investment income	$4,684,577
Net investment income (net of taxes)	3,762,195	$0.35
Net realized and unrealized loss on investments (net of taxes)	231,948	0.02

9.    Results of Shareholder Meeting

The Annual Meeting of Shareholders was held on Thursday, May 18, 2023. The shareholders were asked to vote to re-elect Michael H. Brown, Barbara M. Ginader, and Maleyne M. Syracuse as Trustees for a three-year term. The shareholders approved the proposal. The Trust’s other Trustees, Clifford M. Noreen, Susan B. Sweeney, David M. Mihalick and Edward P. Grace continued to serve their respective terms following the May 18, 2023 Annual Shareholder Meeting. The results of the voting are set forth below.

	Shares for	Withheld
Michael H. Brown	13,771,562	224,524
Barbara M. Ginader	13,754,882	241,203
Maleyne M. Syracuse	13,743,343	252,742

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).
When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:
• Applications or other forms, interviews, or by other means;
• Consumer or other reporting agencies, government agencies, employers or others;
• Your transactions with us, our affiliates, or others; and
• Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.
Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.
April 2019

Members of the Board of
Trustees

Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Robert Spengler, Jr.
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President

Matthew Curtis
Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by SS&C GIDS, the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer Agent for Barings Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

CI6216